Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 6/15/2006


Blended Coupon 6.6634%


Excess Protection Level
3 Month Average   5.45%
December, 1999   4.68%
November, 1999   5.68%
October, 1999   6.01%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.42%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,671,007,362.88